                                                                                                     Exhibit 10.2
                                                                                                     EXECUTION COPY

                                             EXECUTIVE STOCK AGREEMENT

                  This  EXECUTIVE  STOCK  AGREEMENT  (this  "Agreement")  is made as of June 1, 2004,  by and among
O'Sullivan  Industries  Holdings,  Inc., a Delaware  corporation (the  "Company"),  Michael Orr  ("Executive")  and
Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership ("BRS").

                  The Company and Executive  desire to enter into an agreement  pursuant to which  Executive  shall purchase,  and the Company shall issue to Executive,  116,904  shares of the  Company's  Class B Common Stock,  par value $0.01 per share (the "Common  Stock"),  46,090 shares of the Company's  Series B Junior  Preferred Stock, par
value $0.01 per share (the "Series B Preferred") and  5,000 shares of the Company's  Series C Preferred  Stock, par value  $0.01 per share (the  "Series C  Preferred"  and,  together  with the Series B  Preferred,  the  "Preferred
Stock").  All of such shares of capital stock are  collectively  referred to herein as "Executive  Stock".  Certain definitions are set forth in Section 5 of this Agreement.

                  The parties hereto agree as follows:

1.       Purchase and Sale of Executive Stock.

(a)      (i)      Upon execution of this Agreement,  Executive shall purchase,  and the Company shall sell, 116,904 shares of Common  Stock at a price of $.01 per share,  46,090  shares of Series B Preferred  at a price of
         $.01 per share and  5,000 shares  of Series C Preferred  at a price of $.10 per share.  The Company  shall deliver  to  Executive  the  certificate  representing  such  shares  of  Common  Stock,  the  certificate representing  such shares of Series B Preferred and the certificate  representing  such shares of Series C
         Preferred,  and  Executive  shall pay to the  Company an amount  equal to  $2,130.00 by  wire  transfer of immediately available funds to one or more accounts as designated by the Company.

(ii)     As a  condition  precedent  to the  purchase  and sale of the  Executive  Stock  pursuant to the terms and conditions  of this  Agreement,  the  Executive  shall become party to the  Stockholders  Agreement by and among the Company,  BRS and the  stockholders  of the Company,  dated as of November 30, 1999 (as amended, restated  or  modified  from time to time,  the  "Stockholders  Agreement")  and the  Registration  Rights
         Agreement  by and among the Company,  BRS and the  stockholders  of the Company,  dated as of November 30,
         1999 (as amended,  restated or modified from time to time, the "Registration  Rights Agreement"),  in each case by  executing  and  delivering  a copy of the  Joinder  to  Stockholders  Agreement  and  Joinder  to
         Registration Rights Agreement in the form of Annex A and Annex B, respectively, attached hereto.

(b)      Within 30 days after  Executive  purchases any Executive  Stock from the Company,  Executive shall make an effective  election with the Internal  Revenue  Service  under  Section 83(b) of the Internal  Revenue Code and the regulations promulgated thereunder in the form of Annex C attached hereto.

(c)      In connection  with the purchase and sale of the  Executive  Stock  hereunder,  Executive  represents  and warrants to the Company that:

(i)      The  Executive  Stock to be  acquired  by  Executive  pursuant to this  Agreement  shall be  acquired  for
         Executive's  own account and not with a view to, or  intention  of,  distribution  thereof in violation of the  Securities  Act, or any  applicable  state  securities  laws,  and the  Executive  Stock shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(ii)     Executive  is an  accredited  investor as such term is defined in  Regulation  D  promulgated  pursuant to
         Section 4(2) of the Securities Act.  Executive  acknowledges  and agrees that the Executive Stock is being issued  and  sold in  reliance  on the  exemption  from  registration  contained  in  Section  4(2) of the
         Securities  Act and  exemptions  contained in applicable  state  securities  laws,  and that the Executive
         Stock  cannot  and will not be sold or  transferred  except  in a  transaction  that is  exempt  under the
         Securities  Act and  those  state  acts or  pursuant  to an  effective  registration  statement  under the
         Securities  Act and  those  state  acts or in a  transaction  that is  otherwise  in  compliance  with the
         Securities  Act  and  those  state  acts.  Executive  understands  that,  other  than as  provided  in the
         Registration  Rights Agreement,  he has no contractual right for the registration under the Securities Act of the  Executive  Stock  for  public  sale and that,  unless  the  Executive  Stock is  registered  or an exemption from registration is available, the Executive Stock may be required to be held indefinitely.

(iii)    Executive is an executive  officer of the Company,  is sophisticated  in financial  matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

(iv)     Executive is able to bear the economic risk of his  investment  in the  Executive  Stock for an indefinite period  of time  because  the  Executive  Stock has not been  registered  under  the  Securities  Act and, therefore,  cannot be sold unless  subsequently  registered  under the Securities Act or an exemption from such registration is available.

(v)      Executive  has  had an  opportunity  to ask  questions  and  receive  answers  concerning  the  terms  and conditions  of the  offering  of  Executive  Stock  and has had  full  access  to such  other  information concerning  the Company as he has  requested.  Executive  has reviewed  the  Stockholders  Agreement,  the
         Registration  Rights  Agreement,  the  Employment  Agreement,  the Company's  Second  Amended and Restated
         Certificate of Incorporation and the Company's By-Laws.

(vi)     This  Agreement  constitutes  the  legal,  valid and  binding  obligation  of  Executive,  enforceable  in accordance with its terms,  and the execution,  delivery and performance of this Agreement by Executive do not and shall not conflict  with,  violate or cause a breach of any  agreement,  contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

(vii)    Executive  has not taken any action that  constitutes  a conflict  with,  violation  or breach of, and the execution and delivery of this Agreement and the other  agreements  contemplated  hereby will not conflict with,  violate or cause a breach of, any  noncompete,  nonsolicitation  or  confidentiality  agreement  to which  Executive  is a party or by which  Executive  is bound.  Executive  agrees to notify the  Company's
         Board of  Directors  of any matter  (including,  but not  limited  to, any  potential  acquisition  by the
         Company) which,  to Executive's  knowledge,  might  reasonably be expected to violate or cause a breach of any such agreement.

(viii)   Executive is a resident of the state of Georgia.

(d)      As an  inducement to the Company to issue the Executive  Stock to Executive,  and as a condition  thereto,
Executive  acknowledges  and agrees that neither the issuance of the Executive Stock to Executive nor any provision contained  herein  shall  entitle  Executive to remain in the  employment  of the Company and its  Subsidiaries  or affect the right of the Company and its Subsidiaries to terminate Executive's employment at any time.

2.       Vesting of Executive Stock.

(a)      Except as  otherwise  provided in  paragraph  2(b) below,  the  Executive  Stock  shall  become  vested in accordance  with the  following  schedule,  if as of each such date  Executive is employed by the Company or any of its Subsidiaries:

                                                                             Cumulative
                                                                      Percentage of Executive
                            Date                                            Stock Vested
                        June 1, 2005                                            20%
                        June 1, 2006                                            40%
                        June 1, 2007                                            60%
                        June 1, 2008                                            80%
                        June 1, 2009                                            100%

-------------------------------------------------------------------------------------------------------------------

(b)      If  Executive  ceases to be employed by the Company and its  Subsidiaries  on any date other than prior to
June 1, 2005,  the  cumulative  percentage  of Executive  Stock to become  vested shall be determined on a pro rata basis  according to the number of days elapsed since the prior  anniversary  date. Upon the occurrence of a Sale of the Company and if Executive is still employed by the Company and its  Subsidiaries,  all shares of Executive Stock which have not yet become  vested shall become  vested at the time of such event;  provided  that such  accelerated vesting  shall not become  effective  until  approved by the  shareholders  of the Company in  accordance  with the requirements  ofss.280G of the Internal  Revenue Code of 1986 (as amended) and the  regulations  thereunder.  Shares of  Executive  Stock which have become  vested are  referred to herein as "Vested  Shares," and all other shares of
Executive Stock are referred to herein as "Unvested Shares."

3.       Repurchase Option.

(a)      In the event the  Executive's  employment  with the  Company is  terminated  (the  "Termination")  for any reason,  the Executive Stock (whether held by the Executive or one or more of the Executive's  transferees) will be subject to repurchase by the Company and BRS (or its designee)  pursuant to the terms and  conditions  set forth in this Section 3 (the "Repurchase Option").

(b)      The  repurchase  price for each Unvested  Share shall be the lower of (x) the  Original Cost of such share and  (y) the  Fair Value for such share.  The  repurchase  price for each  Vested  Share will be the Fair Value for such  share,  unless  the  Termination  is by the  Company  for Cause or as a result of the  Executive's  voluntary resignation  other than within 30 days following a Good Reason Event,  in which case the repurchase  price for each
Vested Share shall be the lower of (x) the Original Cost of such share and (y) the Fair Value for such share.

(c)      The Company may elect to purchase all or any of the  Executive  Stock by  delivering  written  notice (the
"Repurchase  Notice") to the holder or holders of the  Executive  Stock within 45 days after the  Termination.  The
Repurchase  Notice will set forth the number and type of the Executive  Stock to be acquired from each holder,  the aggregate  consideration  to be  paid  for  such  securities  and the  time  and  place  for  the  closing  of such transaction.  The  number of shares to be  repurchased  by the  Company  shall  first be  satisfied  to the  extent possible from the Executive  Stock held by the Executive at the time of delivery of the Repurchase  Notice.  If the number of the Executive  Stock then held by the Executive is less than the total number of the Executive  Stock the
Company has elected to purchase,  the Company shall purchase the remaining  Executive Stock elected to be purchased from Executive's  Permitted  Transferees (and, to the extent the Company has permitted Executive to transfer any of the Executive Stock to any other third parties,  such Persons shall be deemed Permitted  Transferees  unless agreed by the Company),  pro rata according to the number of the Executive  Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

(d)      If for any reason the  Company  does not elect to  purchase  all of the  Executive  Stock  pursuant to the
Repurchase  Option,  BRS (or its designee)  shall be entitled to exercise the  Repurchase  Option for all or any of the  Executive  Stock  that  the  Company  has  not  elected  to  purchase  (the  "Available  Shares").  As soon as practicable  after the Company has determined  that there will be Available  Shares but in any event within 45 days after the  Termination,  the Company  shall give  written  notice (the  "Option  Notice") to BRS (or its  designee)
setting forth the number of any Available  Shares and the purchase  price for such  Available  Shares.  BRS (or its designee) may elect to purchase all or a portion of the Available  Shares by giving  written  notice to the Company within 30 days after the Option  Notice has been given by the  Company.  As soon as  practicable,  and in any event within ten days after the  expiration of the 30-day period set forth above,  the Company shall notify the Executive as to the  number  of  Available  Shares  being  purchased  from  the  Executive  by BRS  (or  its  designee)  (the
"Supplemental  Repurchase  Notice").  At the time the Company  delivers the Supplemental  Repurchase  Notice to the
Executive,  the Company  shall also deliver  written  notice to BRS (or its  designee)  setting forth the number of
Available  Shares which BRS (or its designee) is entitled to purchase,  the aggregate  purchase  price and the time and place of the closing of such transaction.

(e)      The closing of the purchase of the Executive  Stock pursuant to the Repurchase  Option shall take place on the date designated by the Company in the Repurchase  Notice or Supplemental  Repurchase  Notice,  which date shall not be later than the 60th day after the delivery of the later of such notices to be delivered  (or, if later,  the
15th day after the Fair Value is finally  determined)  nor  earlier  than the fifth day after  such  delivery.  The
Company  and/or BRS (or its designee) will pay for the Executive  Stock to be purchased  pursuant to the Repurchase
Option by delivery of a certified or cashier's  check or wire  transfer of funds.  The  purchasers of the Executive
Stock  hereunder  will be entitled  to receive  customary  representations  and  warranties  from the sellers as to title, authority and capacity to sell and to require all sellers' signatures to be guaranteed.

(f)      Notwithstanding  anything to the contrary  contained in this  Agreement,  all repurchases of the Executive
Stock by the Company  and/or BRS shall be subject to  applicable  restrictions  contained in the  Delaware  General
Corporation  Law and in the  Company's  and its  Subsidiaries'  debt and equity  financing  agreements  that are in effect as of the date of the closing of such  repurchases.  If any such  restrictions  prohibit the  repurchase  of the Executive  Stock  hereunder  which the Company and/or BRS is otherwise  entitled to make or if such  repurchase would  cause  a  default  under  any of the  Company's  and/or  its  Subsidiaries'  debt  and/or  equity  financing agreements,  the Company may offer to repurchase the Executive Stock with a subordinated  note bearing  interest at a rate equal to the prime rate as reported in the Wall Street  Journal plus 2% per annum due on June ___,  2010 and the Executive may choose to either  accept the note or extend the  repurchase  period for one year during which the
Company  may  repurchase  the  Executive  Stock  pursuant  to the terms and  conditions  of this  Section 3. If the
Company  and/or BRS do not  repurchase  the  Executive  Stock  during the  one-year  period  following  the date of
Termination, the repurchase rights shall be of no further force and effect.

4.       Restrictions  on Transfer.  Executive shall not sell,  transfer,  assign,  pledge or otherwise  dispose of any  interest  in any  shares of  Executive  Stock,  except in  compliance  with the  Stockholders  Agreement.  The certificates  representing  the  Executive  Stock shall bear the legend set forth in Section 6 of the  Stockholders
Agreement.

5.       Definitions.

                  "Employment  Agreement"  means that certain  Employment  Agreement dated  June ___,  2004, by and among the Company, Executive and Holdings.

                  "Fair  Value"  means for each share of Common  Stock,  the average of the  closing  prices of the sales of the Common Stock on all securities  exchanges on which the Common Stock may at the time be listed,  or, if there have been no sales on any such  exchange on any day,  the average of the highest bid and lowest  asked prices on all such  exchanges at the end of such day, or, if on any day the Common Stock is not so listed,  the average of the  representative  bid and asked prices quoted in the Nasdaq  National  Market System  ("Nasdaq  NMS") as of 4:00
p.m.,  New York City time,  or, if on any day the Common  Stock is not quoted in the Nasdaq NMS, the average of the highest  bid and  lowest  asked  prices on such day in the  domestic  over-the-counter  market as  reported  by the
National Quotation Bureau Incorporated,  or any similar successor  organization,  in each such case averaged over a period of 21 days  consisting  of the day as of which the Fair  Value is being  determined  and the 20  consecutive business  days prior to such day.  If at any time the  Common  Stock is not listed on any  securities  exchange  or quoted in the Nasdaq NMS or the  over-the-counter  market,  the Fair Value of each share of Common  Stock  shall be determined  by the Board in its good faith  judgment.  The "Fair Value" of each share of  Preferred  Stock shall be as  determined by the Board in its good faith  judgment.  If the Executive  disputes the Board's  determination  of
Fair Value and the Executive and the Board are unable to reach  agreement as to the Fair Value within 60 days,  the
Company and the  Executive  shall seek an  independent  appraisal  of such Fair Value by an  independent  appraiser experienced  in valuing  securities  such as the  Executive  Stock and  mutually  agreeable  to the Company and the
Executive,  and the  determination  of such  appraiser  shall  be  final  and  binding  upon  the  Company  and the
Executive.  The  independent  appraiser  shall be  instructed  to determine  Fair Value as the amount that would be received by the holder of such share of Executive  Stock if all of the equity  securities  of the Company were sold to a buyer in a single  transaction and the proceeds from such  transaction were allocated to the holders of equity securities  of the Company on a fully diluted basis as if the proceeds  were  distributed  in a liquidation  of the
Company  pursuant to the Company's  certificate of  incorporation.  The cost and expense of such appraisal shall be paid 50% by the Company and 50% by the Executive.

                  "Original  Cost" with respect to each share of the  Executive  Stock means the amount paid by the
Executive for such share.

                  "Permitted Transferee" has the meaning given to it in the Stockholders Agreement.

                  "Person" means an individual,  a partnership,  a corporation,  a limited  liability  company,  an association,  a joint stock company,  a trust, a joint venture,  an  unincorporated  organization or a governmental entity or any department, agency or political subdivision thereof.

                  "Sale of the Company" has the meaning given to it in the Stockholders Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Subsidiary"  means,  with respect to any Person,  any corporation,  limited  liability  company, partnership,  association  or other business  entity of which (i) if a corporation,  a majority of the total voting power of shares of stock entitled  (without  regard to the occurrence of any  contingency)  to vote in the election of directors,  managers or trustees  thereof is at the time owned or controlled,  directly or  indirectly,  by that
Person or one or more of the other  Subsidiaries  of that  Person or a  combination  thereof,  or (ii) if a limited liability  company,  partnership,  association  or other  business  entity,  a majority  of the  limited  liability company,  partnership or other similar ownership  interest thereof is at the time owned or controlled,  directly or indirectly,  by any Person or one or more  Subsidiaries  of that  Person or a  combination  thereof.  For  purposes hereof, a Person or Persons shall be deemed to have a majority  ownership  interest in a limited liability company, partnership,  association  or other  business  entity if such  Person or Persons  shall be  allocated a majority of limited  liability  company,  partnership,  association  or other  business  entity  gains or losses or shall be or control the managing director or general partner of such limited  liability  company,  partnership,  association or other business entity.

6.       Notices.  Any notice  provided  for in this  Agreement  must be in writing  and must be either  personally delivered,  mailed by first class mail (postage prepaid and return receipt requested),  sent by reputable overnight courier service (charges prepaid) or e-mailed to the recipient at the address below indicated:

                  To the Executive:

                           Michael Orr
                           [                          ]
                           [                          ]
                           [                          ]

                           With a copy, which shall not constitute notice to the Executive, to:

                           Sutherland Asbill & Brennan
                           999 Peachtree Street, NE
                           Atlanta, GA  30309
                           Attention:       Herbert Short, Esq.
                           Facsimile:       (404) 853-8806

                  To the Company:

                           O'Sullivan Industries Holdings, Inc.
                           c/o Bruckmann, Rosser, Sherrill & Co. II, L.P.
                           126 E. 56th Street
                           New York, NY 10022
                           Attention:       Harold O. Rosser
                           Facsimile:       (212) 521-3799

                           With a copy, which shall not constitute notice to the Company, to:

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY  10022
                           Attention:  Kimberly P. Taylor, Esq.
                           Facsimile:  (212) 446-4900

or such other  address or to the  attention of such other  person as the  recipient  party shall have  specified by prior  written  notice to the sending  party.  Any notice under this  Agreement  shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

7.       General Provisions.

(a)      Transfers  in Violation  of  Agreement.  Any  Transfer or  attempted  Transfer of any  Executive  Stock in violation of any provision of this  Agreement  shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

(b)      Severability.  Whenever  possible,  each provision of this  Agreement  shall be interpreted in such manner as to be effective and valid under  applicable  law, but if any provision of this  Agreement is held to be invalid, illegal or  unenforceable  in any respect under any applicable law or rule in any  jurisdiction,  such  invalidity, illegality or unenforceability  shall not affect any other provision or any other jurisdiction,  but this Agreement shall be reformed,  construed  and  enforced in such  jurisdiction  as if such  invalid,  illegal or  unenforceable provision had never been contained herein.

(c)      Complete  Agreement.   This  Agreement,   the  Employment  Agreement,   the  Stockholders  Agreement,  the
Registration  Rights Agreement and the Joinders to each of the Stockholders  Agreement and the Registration  Rights
Agreement  embody the complete  agreement and  understanding  among the parties and supersede and preempt any prior understandings,  agreements or representations by or among the parties,  written or oral, which may have related to the subject matter hereof in any way.

(d)      Counterparts.  This Agreement may be executed in separate  counterparts,  each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e)      Successors and Assigns.  Except as otherwise  provided herein,  this Agreement shall bind and inure to the benefit of and be  enforceable by Executive,  the Company and their  respective  successors and assigns;  provided, that the rights and  obligations  of Executive  under this Agreement  shall not be assignable  except in connection with transfers to Permitted Transferees.

(f)      Choice of Law. The  corporate  law of the State of Delaware  shall  govern all  questions  concerning  the relative rights of the Company and its stockholders.  All other questions  concerning the  construction,  validity, enforcement  and  interpretation  of this  Agreement  shall be governed by, and construed in accordance  with,  the internal law, and not the law of conflicts,  of the State of New York,  without  giving effect to any choice of law or conflict of law rules or  provisions  (whether  of the State of New York or any other  jurisdiction)  that would cause the application of the laws of any jurisdiction other than the State of New York.

(g)      Jurisdiction.  Each of the  parties  hereto  submits to the  jurisdiction  of any state or  federal  court sitting in New York, in any action or proceeding  arising out of or relating to this  Agreement and agrees that all claims in respect of the action or proceeding  may be heard and  determined in any such court and hereby  expressly submits to the personal  jurisdiction  and venue of such court for the  purposes  hereof and  expressly  waives any claim of  improper  venue and any claim that such courts are an  inconvenient  forum.  Each of the  parties  hereby irrevocably  consent to the  service of process  of any of the  aforementioned  courts in any such suit,  action or proceeding by the mailing of copies thereof by registered or certified mail,  postage  prepaid,  to its address set forth in Section 6, such service to become effective 10 days after such mailing.

(h)      Remedies.  Each of the  parties to this  Agreement  shall be  entitled  to enforce  its rights  under this
Agreement  specifically,  to recover damages and costs (including  reasonable attorney's fees) caused by any breach of any  provision of this  Agreement  and to exercise all other rights  existing in its favor.  The parties  hereto agree and  acknowledge  that money damages would not be an adequate remedy for any breach of the provisions of this
Agreement  and that any  party  may in its  sole  discretion  apply to any  court  of law or  equity  of  competent jurisdiction  (without  posting any bond or deposit) for specific  performance  and/or other  injunctive  relief in order to enforce or prevent any violations of the provisions of this Agreement.

(i)      Amendment  and Waiver.  The  provisions  of this  Agreement  may be amended and waived only with the prior written consent of the Company and Executive.

(j)      Descriptive  Headings;  Construction.  The  descriptive  headings  of  this  Agreement  are  inserted  for convenience  only and do not constitute a part of this Agreement.  The parties to this Agreement have  participated jointly in the  negotiation  and  drafting of this  Agreement.  In the event an  ambiguity or question of intent or interpretation  arises,  this Agreement  shall be construed as if drafted jointly by the parties and no presumption or burden of proof  shall  arise  favoring  or  disfavoring  any  party by virtue of the  authorship  of any of the provisions of this Agreement.  The word "including" shall mean including without limitation.

(k)      No  Third-Party  Beneficiaries.  This  Agreement is for the sole  benefit of the parties  hereto and their permitted  successors  and assigns and nothing  herein  expressed or implied shall give or be construed to give any
Person,  other than the parties hereto and such permitted  successors  and assigns,  any legal or equitable  rights hereunder.

                                                   [END OF PAGE]
                                             [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS  WHEREOF,  the parties hereto have executed this Executive Stock Agreement on the date first written above.

                                                           O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                           By:         /s/ Robert S. Parker
                                                           -----------------------------------------------------------

                                                                 Name:  Robert S. Parker
                                                                 Title:  President and Chief Executive Officer

                                                           Michael Orr

                                                                       /s/ Michael D. Orr
                                                           -----------------------------------------------------------

Agreed and Accepted:

BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.

By:      BRSE, L.L.C.
Its:     General Partner

By:      /s/ Harold O. Rosser____
Name:  Harold O. Rosser
Title:

                                                      CONSENT

                  The  undersigned  spouse  of  Executive  hereby  acknowledges  that I  have  read  the  foregoing
Executive Stock Agreement and that I understand its contents.  I am aware that the Agreement  imposes  restrictions on the transfer of my spouse's  shares of Common  Stock,  Series B Preferred  and Series C Preferred  under certain circumstances.  I agree that my spouse's  interest in the Common  Stock,  Series B Preferred and Series C Preferred
is subject to this  Agreement  and any interest I may have in such Common  Stock,  Series B Preferred  and Series C
Preferred  shall be irrevocably  bound by this Agreement and further that the my community  property  interest,  if any, shall be similarly bound by this Agreement.

                  I am aware that the legal,  financial and other matters  contained in this  Agreement are complex and I am free to seek advice with respect  thereto from  independent  counsel.  I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.

Name of Spouse:     Cynthia L. Orr_____                                           /s/ Cynthia L. Orr
                                                             ---------------------------------------------------------
                                                             Signature

                                                                                 /s/ Michael D. Orr
                                                             ---------------------------------------------------------
                                                             Witness